UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2018

MELINTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 George Street, Suite 301, New Haven, CT	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 767-0291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of 2018 Stock Incentive Plan

As described below, at the Annual Meeting of Stockholders held on June 12, 2018 (the “Meeting”), the stockholders of Melinta Therapeutics, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board of Directors of the Company, approved the Melinta Therapeutics, Inc. 2018 Stock Incentive Plan (the “2018 Plan”). The 2018 Plan and certain awards of options to employees and directors of the Company, including the Company’s executive officers, previously had been approved by the Compensation Committee of the Company, subject to stockholder approval of the 2018 Plan. The 2018 Plan and the grants approved under the 2018 Plan are each described in greater detail in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 11, 2018, under the caption “Proposal No. 4: Approval and Adoption of the 2018 Stock Incentive Plan”, which disclosure is incorporated herein by reference. The description of the 2018 Plan contained in such proxy statement is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached as Annex 1 thereto and is incorporated herein by reference. In addition, a copy of the forms of the Notice of Stock Option Grant for the 2018 Plan are attached hereto as Exhibit 10.1 and Exhibit 10.2.

The 2018 Plan replaces the Melinta Therapeutics, Inc. (f/k/a Cempra, Inc.) 2011 Equity Incentive Plan, as amended (the “2011 Plan”), and from and after the date of stockholder approval of the 2018 Plan, no additional awards will be made under the 2011 Plan. However, the adoption and effectiveness of the 2018 Plan will not affect the terms and conditions of any outstanding awards granted under the 2011 Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, our stockholders elected three Class I members to our board of directors, each for a three-year term expiring at the annual meeting of stockholders in 2021, as follows:

Members	Number of Shares Voted For	Number of Shares Voted Against or Abstained	Broker Non-Votes
Daniel Wechsler	24,030,413	392,556	4,252,970
David Gill	24,191,964	231,005	4,252,970
John H. Johnson	22,465,019	1,957,950	4,252,970

At the Meeting, our stockholders next approved on a non-binding advisory basis, Melinta’s 2017 executive compensation. The vote for such approval was 24,030,010 shares for, 295,193 shares against, 97,766 shares abstaining, and 4,252,970 shares of broker non-votes.

Also at the Meeting, our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The vote for such ratification was 28,453,212 shares for, 104,370 shares against, 118,357 shares abstaining and no broker non-votes.

Also at the Meeting, our stockholders approved the adoption of our 2018 Stock Incentive Plan. The vote for such approval was 20,703,087 shares for, 3,622,727 shares against, 97,155 shares abstaining, and 4,252,970 shares of broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Option Agreement

10.2	Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Melinta Therapeutics, Inc

By:	/s/ Paul Estrem
Paul Estrem
Chief Financial Officer

Dated: June 14, 2018